Offerings - Offering: 1	Jul. 22, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 91,191,717.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 12,593.58
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 930,391 Shares outstanding (approximately 5.00% of the net assets of the Fund as of May 29, 2026).